EXHIBIT 99



                                  TERM SHEET
                         CARCO Auto Loan Master Trust
       Floating Rate Auto Loan Asset Backed Certificates, Series 1996-2


Title of Securities              Floating Rate Auto Loan Asset
                                 Backed Certificates, Series 1996-2 (the
                                 "Series 1996-2 Certificates").

Seller                           U.S. Auto Receivables Company.

Servicer                         Chrysler Financial Corporation (CFC).

The Series 1996-2
Invested Amount The Series 1996-2 Invested Amount is expected to be $500,000,000 on the Series Issuance Date (based on information as of the Series Cut-Off Date) and represents the principal amount of the Series 1996-2 Certificates invested in Receivables as of the Series Issuance Date.

Interest Interest on the principal balance of the Series 1996-2 Certificates will accrue at the Certificate Rate and will be payable to Series 1996-2 Certificateholders on the fifteenth day of each month (or, if such day is not a business day, on the next succeeding business day) (each, a "Distribution Date"). The Certificate Rate will be equal one-month LIBOR (the "Index") for the applicable Interest Period plus 0.05%.

Expected Payment Date            December 17, 2001

Yield Supplement Account         On the Series Issuance Date, the Seller will
                                 deposit $2,000,000 in a trust account which will be established by the Seller with the Trustee (the "Yield Supplement Account"). The
                                 Yield Supplement Account will be funded, from time to time, by the deposit thereto of certain amounts otherwise distributable to the Seller.

Accumulation Period              Unless an Early Amortization Event that is
                                 not cured or waived as described herein shall have occurred, the Series 1996-2 Certificates will have an Accumulation Period of one, two, three, four or five month(s) long as described in the following paragraph.

                                 On the June 2001 Distribution Date and each
                                 Distribution Date thereafter that occurs prior to the Accumulation Period Commencement Date, the Servicer shall calculate the Accumulation Period Length. The "Accumulation Period Length" will be calculated on each such date as the lesser of (i) the number of full Collection Periods between such Distribution Date and the Expected Payment Date and (ii) the product, rounded upwards to the nearest integer not greater than five, of
                                 (a) one divided by the lowest Monthly Payment Rate on the Receivables during the last 12 months and (b) a fraction, the numerator of which is the sum of (i) the Invested Amount as of such Distribution Date (after giving effect to all

Accumulation Period (continued)  changes therein on such date) and (ii) the invested amounts of all other Series
                                 (excluding certain Series) currently in their amortization or accumulation periods or expected to be in their amortization or accumulation periods by the Expected Payment Date and the denominator of which is the sum of such Invested Amount and the invested amounts as of such Distribution Date (after giving effect to all changes therein on such date) of all other outstanding Series
                                 (excluding certain Series) which are expected to be outstanding on the Expected Payment Date. The Accumulation Period Commencement Date (which will be the first day of a Collection Period) will occur when the number of full Collection Periods remaining until the Expected Payment Date first equals the Accumulation Period Length as calculated above. If the Accumulation Period Length is one month, two months, three months, four months or five months in length, the "Accumulation Period Commencement Date" shall be the first day of the November 2001 Collection Period, the October 2001 Collection Period, the September 2001 Collection Period, the August 2001 Collection Period or the July 2001 Collection Period, respectively. In addition, if at any time after the June 2001 Distribution Date, any other outstanding Series (excluding certain Series) shall have entered into a reinvestment period or an early amortization period, the Accumulation Period Commencement Date shall be the earlier of (i) the date that such outstanding Series shall have entered into its reinvestment period or early amortization period and (ii) the Accumulation Period Commencement Date as previously determined.

                                 The effect of the calculation described above is to permit the reduction of the length of the Accumulation Period based on the invested amounts of certain other Series which are scheduled to be in their revolving periods during the Accumulation Period and on increases in the principal payment rate, which, if continued, would result in a shorter Accumulation Period.

Subordination of
the Seller's Interest            If the Interest Collections, Investment
                                 Proceeds, certain amounts in the Reserve
                                 Fund, certain amounts in the Yield Supplement
                                 Account and certain other amounts allocable to the Series 1996-2 Certificateholders for any Collection Period are not sufficient to cover the interest payable with respect to the Series 1996-2 Certificates on the next
                                 Distribution Date (plus any overdue interest and interest thereon), the Monthly Servicing
                                 Fee for such Distribution Date, any Investor
                                 Default Amount for such Distribution Date and certain other amounts, the Available
                                 Subordinated Amount will be applied to make up such deficiency. Available Seller's
                                 Collections to the extent of the Available
                                 Subordinated Amount will also be applied to pay any Carry-over Amount on the Final
                                 Payment Date that is not satisfied by the application of Certificateholder Interest
                                 Collections, Investment

Subordination of the
Seller's Interest (continued)    Proceeds and funds on deposit in the Yield
                                 Supplement Account and the Reserve Fund on such date.

                                 The "Available Subordinated Amount" for a
                                 Determination Date is equal to (a) the lesser of (i) the Available Subordinated Amount for the preceding Determination Date, minus, with certain limitations, the Draw Amount for such preceding Determination Date, minus funds from the Reserve Fund applied to cover any portion of the Investor Default Amount, plus the excess, if any, of the Required Subordinated Amount for such Determination Date over the Required Subordinated Amount for the immediately preceding Determination Date due to an increase in the Subordination Factor, plus the amount of Excess Servicing available to be paid to the Seller, and (ii) the product of the fractional equivalent of the Subordinated Percentage and the Invested Amount minus (b) in the case of clause
                                 (a)(i), the Incremental Subordinated Amount for such preceding Determination Date, plus
                                 (c) the Incremental Subordinated Amount for the current Determination Date, plus (d) the Subordinated Percentage of funds to be withdrawn from the Excess Funding Account on the succeeding Distribution Date and paid to the Seller or allocated to one or more Series; provided, however, that, from and after the commencement of the Accumulation Period or any Early Amortization Period that is not terminated as described herein until the payment in full of the Series 1996-2 Certificates, the Available Subordinated Amount shall be calculated based on the Invested Amount as of the close of business on the day preceding such Accumulation Period or Early Amortization Period. The Available Subordinated Amount for the first Determination Date is equal to the Required Subordinated Amount. The "Required Subordinated Amount" shall mean, as of any date of determination, the sum of (a) the product of the initial Subordinated Percentage, as adjusted from time to time as described herein other than as a result of an increase therein at the option of the Seller, and the Invested Amount and (b) the Incremental Subordinated Amount.

                                 The "Incremental Subordinated Amount" on any
                                 Determination Date will equal the result obtained by multiplying (a) a fraction, the numerator of which is the sum of the Invested Amount on the last day of the immediately preceding Collection Period and the Available Subordinated Amount for such Determination Date (calculated without adding the Incremental Subordinated Amount for such Determination Date as described in clause (c) above), and the denominator of which is the Pool Balance on such last day by (b) the excess, if any, of (x) the sum of the Overconcentration Amount, the Installment Balance Amount and the aggregate amount of

Subordination of the
Seller's Interest (continued)    Ineligible Receivables on such Determination
                                 Date over (y) the aggregate amount of
                                 Ineligible Receivables, Receivables in
                                 Accounts containing Dealer Overconcentrations and Receivables in Installment Balances, in each case that became Defaulted Receivables during the preceding Collection Period and are not subject to reassignment from the Trust, unless certain insolvency events relating to the Seller or CFC have occurred, as further described in the Pooling and Servicing Agreement.

                                 The "Subordinated Percentage" will initially equal the percentage equivalent of a fraction, the numerator of which is the Subordination Factor and the denominator of which will be the excess of 100% over the Subordination Factor. The Subordination Factor will initially be 10%, but will be subject to increase to 11% in the event that the rating of CFC's long-term unsecured debt is lowered below BBB- by Standard & Poor's or withdrawn by Standard & Poor's, unless the Seller receives written confirmation from Standard & Poor's that the failure to so increase the Subordination Factor would not result in such Rating Agency lowering or withdrawing its rating of the Series 1996-2 Certificates. The Seller may, in its sole discretion, increase at any time the Available Subordinated Amount for so long as the cumulative amount of such discretionary increases does not exceed the lesser of (i) $5,555,555 or (ii) 1.11% of the Invested Amount on such date. The Seller is not under any obligation to increase the Available Subordinated Amount at any time, except as described herein. If the Available Subordinated Amount were reduced to less than the Required Subordinated Amount, an Early Amortization Event would occur. The Seller could elect to increase the Available Subordinated Amount at the time such an Early Amortization Event would otherwise occur, thus preventing or delaying the occurrence of the Early Amortization Event.

Required Participation
Percentage                       "Required Participation Percentage" shall
                                 mean, with respect to Series 1996-2, 103%, except under certain circumstances.

Registration of Series
1996-2 Certificates              The Series 1996-2 Certificates will initially
                                 be represented by one or more Certificates registered in the name of Cede, as the nominee of DTC. No person acquiring an interest in the Series 1996-2 Certificates will be entitled to receive a definitive certificate representing such person's interest except under certain limited circumstances. Series 1996-2
                                 Certificateholders may only hold their Series
                                 1996-2 Certificates through DTC. Series
                                 1996-2 Certificates may not be held through CEDEL or Euroclear.

Servicing Fee Rate               1.0%.

Optional Repurchase              The Series 1996-2 Certificateholders'
                                 Interest will be subject to optional
                                 repurchase by the Seller on any Distribution
                                 Date after the Invested Amount is reduced to an amount less than or equal to $50,000,000
                                 (10% of the initial outstanding principal amount of the Series 1996-2 Certificates.)

Series 1996-2 Termination Date   November 17, 2003.

ERISA Considerations Series 1996-2 Certificates may be eligible for purchase by employee benefit plans.

Certificate                      Ratings It is a condition to the issuance of
                                 the Series 1996-2 Certificates that they be rated in the highest long-term rating category by at least one nationally recognized rating agency.

Series Issuance Date             December 16, 1996.

Series Cut-Off Date              November 30, 1996.

Underwriter                      Merrill Lynch & Co.

Expected Pricing                 Dec. 6, 1996.

Expected Settlement              Dec. 16, 1996.

Trustee                          The Bank of New York

U.S. Wholesale Master Trust Portfolio
As of the Nine Months Ended
September 30, 1996 there were:

               a) 3,326 Accounts with a Principal Receivables balance of approximately $7.4 billion.
               b) Average credit line for New and Used Dealers were approximately $2.92 million and $0.34 million respectively.
               c) The aggregate total Receivables balance as a percentage of the totalcredit line was approximately 67.7%.
               d)  Weighted Average spread over prime was 0.8%.

Geographic Distribution:  Percentage of Receivables Outstanding
                     California     8.63%
                     New York       7.53%
                     Texas          6.82%
                     Michigan       5.60%
                     New Jersey     5.58%
                     Pennsylvania   5.44%
                     Florida        5.44%
                     Illinois       5.39%
                     All other states less than 5.00%

Dealer
Concentration:       There are no dealers (or group of affiliate dealers) with
                     a concentration greater than 2%.

Monthly Payment Rates:
                      Nine Months Ended
                      September 30,     Year Ended December 31,
                      --------------    -------------------------------------------------
                      1996     1995     1995     1994     1993     1992     1991     1990
                      ----     ----     ----     ----     ----     ----     ----     ----
Highest Month         52.2%    61.8%    59.1%    59.7%    54.7%    50.6%    49.0%    42.1%
Lowest Month          43.2     36.5     36.5     34.2     35.9     34.4     30.2     25.3
Average               49.5     46.4     45.6     50.3     46.6     41.3     38.4     35.7

                      Year Ended December 31,
                      -------------------------------------------------------------------
                      1989     1988     1987     1986     1985     1984     1983     1982
                      ----     ----     ----     ----     ----     ----     ----     ----
Highest Month         41.5%    48.7%    40.3%    56.7%    45.9%    43.7%    45.9%    35.5%
Lowest Month          29.5     29.5     26.8     27.7     35.8     35.7     37.7     29.0
Average               35.6     41.2     34.2     37.7     40.1     39.9     42.2     32.9

                      Year Ended December 31,
                      -----------------------
                      1981     1980     1979
                      ----     ----     ----
Highest Month         34.3%    28.9%    36.5%
Lowest Month          27.4     26.7     26.0
Average               32.2     28.1     30.0

Loss Experience for the U.S. Wholesale Portfolio:
                     Nine Months Ended
                      September 30,
                      -----------------
                      1996       1995
                      ----       ----
Avg.Pr.Rec.Bal.(1)    $8,850     $8,105
N.Losses(Rec.)(2)     $(0)       $(1)
N.Losses(Rec.)/Liq.   (0.001)%   (0.004)%
N.Losses(Rec.)/Avg.
Prin.Rec.Bal(3)       (0.00)%    (0.02)%

                      Year Ended December 31,
                      ------------------------------------------------------------
                      1995       1994       1993      1992       1991       1990
                      ----       ----       ----      ----       ----       ----
Avg.Pr.Rec.Bal.(1)    $8,256     $6,754     $6,271    $5,344     $4,826     $4,726
N.Losses(Rec.)(2)     $(1)       $(1)       $12       $26        $36        $23
N.Losses(Rec.)/Liq.   (0.002)%   (0.003)%   0.035%    0.098%     0.163%     0.117%
N.Losses(Rec.)/Avg.
Prin.Rec.Bal(3)       (0.01)%    (0.01)%    0.19%     0.49%      0.75%      0.49%

                      Year Ended December 31,
                      -------------------------------------------------
                      1989       1988       1987      1986       1985
                      ----       ----       ----      ----       ----
Avg.Pr.Rec.Bal.(1)    $4,933     $4,129     $3,787    $2,991     $2,532
N.Losses(Rec.)(2)     $13        $3         $2        $3         $1
N.Losses(Rec.)/Liq.   0.060%     0.015%     0.015%    0.023%     0.004%
N.Losses(Rec.)/Avg.
Prin.Rec.Bal(3)       0.26%      0.07%      0.06%     0.10%      0.02%

                      Year Ended December 31,
                      ------------------------------------------------------------
                      1984       1983       1982      1981      1980        1979
                      ----       ----       ----      ----      ----        ----
Avg.Pr.Rec.Bal.(1)    $2,098     $1,461     $1,451    $1,390    $1,622      $1,837
N.Losses(Rec.)(2)     $(2)       $2         $14       $12       $18         $11
N.Losses(Rec.)/Liq.   (0.019)%   0.023%     0.239%    0.225%    0.338%      0.163%
N.Losses(Rec.)/Avg.
Prin.Rec.Bal(3)       (0.09)%    0.12%      0.95%     0.85%     1.12%       0.58%

---------
(1) Average Principal Receivables Balance is the average of the month end principal balances for the thirteen months ending on the last day of the period, except for the nine months ended September 30, 1996 and 1995 which are based on a ten-month average.
(2)  Net losses in any period are gross losses less recoveries for such period.
(3) Percentages for the nine months ended September 30, 1996 and 1995 are expressed on an annualized basis.

Aging Experience:

               As of Sept. 30,   Year Ended December 31,
               --------------    ----------------------------------------------
Days           1996     1995     1995     1994     1993    1992    1991   1990
----           ----     ----     ----     ----     ----    ----    ----   ----
1-120          80.3%    79.0%    82.2%    82.5%    82.4%   77.2%   75.9%  72.2%
121-180        7.9      7.8      9.3      10.1     9.6     13.8    12.9   13.7
181-270        5.9      7.0      3.8      4.0      4.6     4.8     4.8    7.1
Over 270       5.9      6.2      4.7      3.4      3.4     4.2     6.4    7.0

Aging Experience:

               Year Ended December 31,
               -------------------------------
               1989     1988     1987     1986
               ----     ----     ----     ----
1-120          71.3%    78.8%    73.0%    81.5%
121-180        14.5     11.0     13.9     9.2
181-270        6.4      4.7      6.8      4.4
Over 270       7.8      5.5      6.3      4.9

        The attached tables and other statistical analyses (the "Term Sheet") are privileged and confidential and are intended for use by the addressee
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affiliates makes any representation as to the accuracy or completeness of the
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